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                                                                    EXHIBIT B

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

Date of Note:           October 12, 2000


Principal Amount:       $25,000,000


Maturity Date:          September 30, 2003, subject to extension as hereinafter
                        provided


                  FOR VALUE RECEIVED, CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership "Borrower"), does hereby covenant and promise to pay to the order of FLEET NATIONAL BANK, a national banking association, or its successors and assigns, in its capacity as Agent, for the ratable benefit of itself and the Lenders ("Agent"), at 1133 Avenue of the Americas, New York, New York 10036, or at such other place as Agent may designate to Borrower in writing from time to time, in lawful money of the United States of America and in immediately available funds, the lesser of the Principal Amount stated above and the aggregate unpaid amount of all advances made by Lenders to Borrower pursuant to the Loan Agreement (as hereinafter defined), together with interest thereon in like money and funds as hereinafter provided.

              1. Definitions. The following terms, as used in this Note, shall have the meanings indicated opposite them and terms capitalized herein and not otherwise defined herein but defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement:

              "Applicable Rate" - means, during the period from the date hereof through the Maturity Date, (a) the Prime Rate plus one-half of one (.50%) percent per annum or (b) the LIBOR Rate in effect with respect to the applicable Interest Period pursuant to the terms hereof plus two (2.00%) percent per annum.

              "Authorized Representative" - means Robert F. Gossett, Jr. or any other person or persons designated by Borrower, in a writing delivered to Agent, as an Authorized Representative.

              "Business Day" - means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and, if the applicable day relates to a LIBOR Advance or an interest period for a LIBOR Advance, the day on which dealings in Dollar deposits are also carried on in the London interbank market and banks are open for business in London..

              "Default" - means any act or condition which with the giving of notice or the lapse of time, or both, could become an Event of Default.

              "Event of Default" - means any act or event described as a "Default" in the Loan Agreement.

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              "Fixed Rate" shall mean the LIBOR Rate.

              "Fixed Rate Acceptance Notice" - shall have the meaning assigned to such term in PARAGRAPH 4(b) hereof.

              "Fixed Rate Advance" - shall mean a LIBOR Advance.

              "Fixed Rate Notice" - means Borrower's telephonic notice immediately confirmed in writing, which writing may be delivered by telecopier, stating that Borrower, subject to delivery by it of a Fixed Rate Acceptance Notice, elects to pay interest at the Fixed Rate and specifying the portion of the Principal Amount which is to bear interest at the LIBOR Rate, the applicable Interest Period for the Fixed Rate Advance and the Business Day on which such Interest Period is to begin.

              "Interest Period" - means a period of one, two, three, six or twelve months or of such other periods as Agent, following Borrower's request, may elect to offer to Borrower, in each case as elected by Borrower in the Fixed Rate Notice, provided, however, that no such period shall extend beyond the Maturity Date. Any Interest Period which terminates on a non-Business Day shall be deemed, for purposes hereof, to terminate on the next succeeding Business Day.

              "LIBOR Advance" - means the whole or any portion of the Principal Amount which bears interest at a rate based upon the LIBOR Rate, but such portion of the Principal Amount shall be in an integral multiple of $100,000 but in no event less than $1,000,000.

              "LIBOR Rate" - means, as applicable to a LIBOR Advance, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR Advance which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) Business Days preceding the first day of such LIBOR Advance; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Advance which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such LIBOR Advance as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Advance offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) Business Days preceding the first day of such LIBOR Advance. In the event that Agent is unable to obtain any such quotations as provided above, it will be deemed that LIBOR pursuant to a LIBOR Advance cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of a Lender, then for any period during which such Reserve Percentage shall apply,

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LIBOR for such Lender shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

              "Loan" - means the loan in the Principal Amount made to Borrower by Lenders and evidenced hereby.

              "Loan Agreement" - means the Amended and Restated Loan Agreement dated as of the date hereof among Borrower, Agent and Lenders, as the same may be amended or otherwise modified from time to time.

              "Mortgage" - means all of the "Mortgages" described on EXHIBIT A to the Loan Agreement and any other "Mortgages" hereafter encumbering an "Additional Property" or a "Project", as any of the same may be amended or otherwise modified from time to time.

              "Note" - this Amended and Restated Secured Promissory Note, as the same may be amended or otherwise modified from time to time.

              "Prime Rate" - means the rate which Fleet National Bank publicly announces from time to time as its Prime Rate. The Prime Rate shall be adjusted from time to time when and as the Prime Rate shall change. The Prime Rate is determined from time to time by Fleet National Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index, nor does it necessarily reflect the lowest rate of interest actually charged by Fleet National Bank to any customer class or category of its customers. Fleet National Bank may make commercial or other loans at rates of interest at, above or below the Prime Rate. Any change resulting from a change in the Prime Rate shall become effective as of the date on which Fleet National Bank makes a change in such rate.

              "Prime Rate Advance" - means the whole or any portion of the Principal Amount which bears interest at a rate based upon the Prime Rate.

              "Regulation D" - Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect, including any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

              "Reserve Percentage" - the maximum aggregate reserve requirement (including, without limitation, all basic, marginal, emergency, supplemental, special or other reserves and taking into account any transitional requirements) as specified in Regulation D that Agent determines would be applicable on that day to new nonpersonal time deposits in the United States in an amount equal to or in excess of $100,000 with a maturity approximately equal to that of the applicable Interest Period. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

              "Security Documents" - shall have the meaning assigned to such term in PARAGRAPH 10 of this Note.


              2. Interest; Loans. Interest on the outstanding Principal Amount shall accrue from and including the date of the Advance to but excluding the date of any repayment or pre-

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payment thereof and shall be payable in arrears (i) on the first day of each calendar month, commencing with the month after the month in which this Note is executed and delivered, (ii) on the date of any prepayment (on the amount prepaid), (iii) on the Maturity Date, and (iv) after maturity (whether by acceleration or otherwise), on demand. All interest calculations provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed; provided, however, that to the extent the Applicable Rate is based upon the LIBOR Rate, monthly payments shall be calculated on the basis of thirty day months, but applied based on the actual number of days elapsed. All payments, when collected, shall be applied first to the payment of all fees, expenses and other amounts due to Agent and Lenders (excluding principal and interest) pursuant to the express terms of the Loan Agreement, this Note or any of the other Security Documents, then to accrued interest, and the balance on account of outstanding principal (in the inverse order of maturity); provided, however, that after maturity payments will be applied to the obligations of Borrower to Agent and Lenders as Agent determines in its sole discretion. If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest in connection with such payment.

              3. Maturity Date. The outstanding principal of, and all accrued interest on, the Loan shall be due and payable on September 30, 2003, unless extended pursuant to SECTION 6.03 of the Loan Agreement.

              4. Selection of Rate. (a) Except as provided in PARAGRAPHS 4(b) and 9, the outstanding Principal Amount shall bear interest at a rate per annum equal to the Prime Rate plus one-half of one (.50%) per annum.

              (b) Provided there is no Default and/or Event of Default, Borrower may elect to pay interest on the whole or any portion of the Principal Amount (subject to the minimum amount limitations set forth herein and the requirements set forth below) at a rate per annum equal to the LIBOR Rate in effect at any given time pursuant to the terms hereof plus two (2.00%) percent per annum applicable to the Interest Period elected by Borrower from (and including) the first day of each Interest Period to (but not including) the last day of such Interest Period. Borrower shall, subject to delivery by it of a Fixed Rate Acceptance Notice, elect the Fixed Rate for the whole or any portion of the outstanding Principal Amount pursuant to a Fixed Rate Notice. Agent must receive such Fixed Rate Notice prior to 11:00 A.M., New York City time, on a Business Day at least two (2) Business Days prior to:

                   (i) the last day of an Interest Period (in the case of an outstanding Fixed Rate Advance); or

                   (ii) any Business Day elected by Borrower in its Fixed Rate Notice (in the case of a conversion of a Prime Rate Advance to a Fixed Rate Advance) for the commencement of the applicable Interest Period.

If Borrower fails to give a Fixed Rate Notice at least two (2) Business Days prior to the end of an Interest Period, then, on the last day of the Interest Period, the outstanding Fixed Rate Advance shall convert to a Prime Rate Advance. On the date specified in the Fixed Rate Notice as the date on which the applicable Interest Period is to begin, Agent shall, by 11:00 a.m., New York

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City time, notify Borrower's Authorized Representative by telephone (such notice to be promptly confirmed in writing), which notice shall specify the date, the proposed Fixed Rate and the period of time on such date during which such rate is to be available. If Agent fails to specify the period for which such quoted rate is available, then such rate shall be deemed to be available only for thirty minutes from the time Agent, orally or in writing, notifies Borrower's Authorized Representative of such rate. If Borrower then wishes to obtain such Loan at such Fixed Rate, Borrower's Authorized Representative shall promptly give notice to Agent to such effect (the "Fixed Rate Acceptance Notice"), which notice shall be irrevocable and may be by telephone, promptly confirmed in writing.

              (c) Without in any way limiting Borrower's obligation to confirm in writing any telephonic Fixed Rate Notice or Fixed Rate Acceptance Notice, Agent may, prior to receipt of written confirmation, act without liability on the basis of telephonic notice which it believes in good faith to be from Borrower and, in any event, Agent may act without liability on the basis of telephonic or written notice which it believes in good faith to be from Borrower.

              5. Payment of Interest on and Number of Fixed Rate Advances. If a Fixed Rate Advance is outstanding, then in addition to the monthly payments of interest required under PARAGRAPH 2(a) hereof, all accrued and unpaid interest, if any, on such Fixed Rate Advance shall be due and payable on the last day of the Interest Period. In no event may there be more than an aggregate of four (4) Interest Periods in effect at any one time hereunder.

              6. Suspension of Fixed Rate. If Agent, in its sole discretion, determines that any Lender's making or maintaining of a Fixed Rate Advance is unlawful for any reason, then Agent, as to the affected Lender, shall suspend the availability of the Fixed Rate and immediately convert such Lender's outstanding Fixed Rate Advance, if any, to a Prime Rate Advance. Agent, for the benefit of such Lender, shall immediately notify Borrower of any such conversion and Borrower shall pay to the affected Lender, on demand, (i) all accrued and unpaid interest on such Lender's portion of the applicable Fixed Rate Advances to the date of such conversion, plus (ii) such amounts as the affected Lender shall require to compensate it for the costs of converting such Lender's portion of any such Fixed Rate Advance to a Prime Rate Advance (except that no amounts shall be payable by Borrower under this clause (ii) if, at the commencement of the applicable Interest Period, it was unlawful for such Lender to have made such Fixed Rate Advance). The certificate of the affected Lender delivered to Borrower as to any amounts payable pursuant to this PARAGRAPH shall, absent manifest error, be final, conclusive and binding on Borrower. With respect to the affected Lender, Fixed Rate Notices shall be given by Borrower thereafter until Agent, as to such Lender, determines that a Fixed Rate Advance would be lawful.

              7. Increases in Cost. In the event that at any time or from time to time any domestic or foreign requirement of law, regulation, order or decree or any change therein or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any governmental, fiscal, monetary or other authority (i) does or shall subject such Lender to any tax, duty, charge or withholding on or from payments due from Borrower (excluding taxation of the income of such Lender and excluding any such taxes, duties or withholding already taken into account in calculating the Fixed Rate); or (ii) does or shall impose, modify or hold applicable or change any reserve

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(including, without limitation, basic, supplemental, marginal, special or emergency reserves but not including reserve requirements already taken into account in calculating the Fixed Rate), special deposit, compulsory deposit or similar requirement with respect to assets of, deposits with or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by such Lender; or (iii) does or shall impose on such Lender any other condition or change therein and the result of any of the foregoing is to increase the cost to such Lender of making available to Borrower, converting from or to, or maintaining Fixed Rate Advances, then, and in any such event, Agent, following notification in writing by such Lender, shall notify Borrower in writing of such occurrence setting forth in reasonable detail the basis for and amounts of such increased costs, and Borrower shall pay to Agent, on behalf of such Lender, on demand, such amounts as will compensate such Lender for such increased costs. In such event, Borrower shall have the option of converting (without an exchange of funds) such Lender's portion of the affected Fixed Rate Advance to a Prime Rate Advance by notice to Agent and payment to Agent, on behalf of such Lender, of any sums (other than the principal so converted to a Prime Rate Advance) which would be payable to such Lender pursuant to PARAGRAPH 8 if such conversion were a prepayment. The certificate of the affected Lender as to any amounts payable pursuant to this PARAGRAPH shall, absent manifest error, be final, conclusive and binding on Borrower.


              8. Prepayment. (a) At any time during the term hereof that the Applicable Rate is based upon the Prime Rate or on a date which is the last day of an Interest Period (with respect to the whole or any portion of the Principal Amount as to which the Interest Period is ending), upon not less than ten (10) Business Days written notice to Agent specifying the date on which prepayment is to be made, Borrower shall have the privilege of prepaying the unpaid balance of the Principal Amount of this Note, in whole or in part, on any Business Day, without payment of a premium or penalty, provided that (i) any such prepayment shall be in a minimum amount of not less than $1,000,000 and additional integral multiples of $100,000, and (ii) together with any such prepayment, Borrower shall also pay any accrued and unpaid interest on the portion of Principal Amount of this Note being so repaid to the date of prepayment and all other sums or charges, if any, then due and owing hereunder or under the Loan Documents.

              (b)(i) Borrower shall pay to Agent, for the ratable benefit of Lenders, upon request of Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of Agent) to compensate Lenders for any loss, cost, or expense incurred as a result of, with respect to an actual or proposed LIBOR
Advance: (x) any payment of a LIBOR Advance on a date other than the last day of the Interest Period for such LIBOR Advance; (y) any failure by Borrower to borrow a LIBOR Advance on the date specified by Borrower's written notice; and/or (z) any failure by Borrower to pay a LIBOR Advance on the date for payment specified in Borrower's written notice. In this regard and without limiting the foregoing, Borrower shall pay to Agent, for the ratable benefit of Lenders, a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the LIBOR Rate Election (as hereinafter defined) as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in

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the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Lenders upon the prepayment of a LIBOR Advance. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by Borrower of the LIBOR Rate. If an Event of Default shall occur, then any yield maintenance fee with respect to a LIBOR Advance shall become due and payable in the same manner as though Borrower had exercised such right of prepayment. Absent manifest error, Agent's calculation of the fixed rate yield maintenance premium shall be deemed conclusive.

                   (ii) Agent shall notify Borrower of the amount and basis of determination of such breakage fees, it being agreed that neither Agent nor any Lender shall be obligated to have actually reinvested the prepaid amount as a condition precedent to receiving breakage fees calculated pursuant to the provisions of this subparagraph (b). Borrower, upon receipt of such notice and with any such prepayment, shall remit to Agent, on behalf of Lenders, the breakage fees.

              (c) Any acceleration of the Maturity Date pursuant to any provisions hereof or of the Loan Documents shall be deemed a voluntary prepayment for the purposes hereof, and if a Fixed Rate Advance is then outstanding, Borrower shall be required, on demand, to pay the breakage fees premium, if any, calculated as aforesaid.

              (d) The Loan and the advances hereunder are not revolving loans and, therefore, Borrower may not borrow, repay and reborrow hereunder.

              9. Involuntary Rate; Late Charge. Overdue principal and, to the extent permitted by law, overdue interest and all other overdue amounts owing hereunder, whether at maturity, upon acceleration or otherwise, shall bear interest for each day that such amounts are overdue (whether or not any required notice of default shall have been given) at a rate per annum equal to four (4.0%) percent per annum in excess of the Applicable Rate in effect from time to time (such rate the "Involuntary Rate"). In addition, any payment, whether of principal (other than the principal due upon maturity, whether by acceleration or otherwise) or interest, not received by Agent within ten (10) days after the date it is due shall be assessed a late charge of four (4.0%) percent of the overdue payment (such charge, the "Late Charge"), and such Late Charge shall be due on demand. Agent's right, on behalf of Lenders, to receive interest at the Involuntary Rate and any Late Charge pursuant to this PARAGRAPH shall be in addition to all other rights and remedies provided herein or by law for the benefit of the holder hereof upon a default; and the acceptance of the same by the holder hereof shall not restrict such holder in any respect in the exercise of any other or further right or remedy, nor shall the same be deemed to be, as to the holder hereof, a waiver or release of Borrower from any of its obligations herein contained or constitute an extension of the time for payments due hereunder.

              10. Security. This Note is secured by the Mortgages and all other documents or agreements or hazardous substance indemnities (including any amendment, modification, extension or renewal thereof) now or hereafter executed in connection herewith are collectively

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referred to herein as the "Security Documents." This Note is entitled to the benefits of the Security Documents.

              11. Acceleration. It is hereby expressly agreed that the entire unpaid balance of the Principal Amount shall, at the option of the Majority Lenders, become immediately due and payable without necessity for presentment and demand, notice of protest, demand and dishonor or nonpayment of this Note, all of which are hereby expressly waived, upon the happening of any Event of Default or any event by which, under the terms of the Security Document(s), said unpaid balance may or shall become due and payable. Failure to exercise any such option at any time shall not constitute a waiver of the right of the holder hereof to exercise the same in the event of any subsequent default or acceleration event.

              12. Notices. Except as otherwise provided herein, any notice to be given hereunder shall be given as provided in the Loan Agreement.

              13. Funding Sources. Nothing contained herein shall be deemed to obligate any Lender or Agent to fund advances hereunder in any particular place or manner; and nothing contained herein shall be deemed to constitute a representation by any Lender or Agent that it has funded or will fund advances in any particular place or manner.

              14. Taxes and Attorneys' Fees. Borrower shall pay to Agent, for the ratable benefit of Lenders, immediately upon demand, any and all taxes assessed against any Lender by reason of the Agent's holding of this Note and the receipt by it of interest payments hereunder (other than income, franchise and other similar taxes assessed by the United States Government, any state or any political subdivision of either thereof on such interest payments), and any and all other sums and charges that may at any time become due and payable under the Security Document(s). Borrower shall pay on demand all expenses of Agent in connection with the preparation, administration, default, collection, waiver or amendment of Loan terms, or in connection with Agent's exercise, preservation, administration or enforcement of any of its rights, remedies or options hereunder or under any of the other Security Documents, including, without limitation, fees of outside legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

              15. No Partnership or Joint Venture. Nothing contained in this Note or elsewhere shall be deemed or construed as creating a partnership or joint venture between any Lender or Agent and Borrower or between any Lender or Agent and any other person, or cause the holder hereof to be responsible in any way for the debts or obligations of Borrower or any other person.

              16. Waiver. Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lenders and/or Agent may extend the Maturity Date or the time for payment of any amount due hereunder, accept additional

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security, release any party liable hereunder and release any security now or hereafter securing this Note without in any other way affecting the liability and obligation of Borrower or any other Person. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, under the Security Document(s), or on any other agreement now or hereafter securing this Note.

              17. Interest Rate Limitation. All agreements among Borrower and Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lenders for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lenders in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Security Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever Lenders should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount and not to the payment of interest and if the Principal Amount is no longer outstanding, such excess shall be paid to the Person (as such term is defined in the Loan Agreement) lawfully entitled thereto. This provision shall control every other provision of all agreements among Borrower and Lenders.

              18. Severability. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provision hereof, which terms and provisions shall remain binding and enforceable.

              19. Number and Gender. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

              20. Headings. Headings at the beginning of each numbered paragraph of this Note are intended solely for convenience of reference and are not to be deemed or construed to be a part of this Note.

21. Governing Law; Submission to Jurisdiction; Waivers, Etc.

              (a) This Note, together with the Loan Agreement and the Security Documents, sets forth the entire understanding of Borrower, Lenders and Agent with respect to the subject matter hereof, and this Note and the Loan Agreement shall be governed by and construed and enforced in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

              (b) Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York County over any suit, action or proceeding arising out of or relating to this Note, and Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in New York County may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notices under the Loan Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Borrower also waives (a) in the event of any litigation to which Agent, any Lender and/or Borrower are parties in respect of any matter arising under this Note, the Loan Agreement or any of the Security Documents, whether or not such litigation has been commenced in respect of this Note, the Loan Agreement or any of the Security Documents and whether or not other persons are also parties thereto, the right to interpose any counterclaim therein (other than a mandatory counterclaim), (b) the right to have the same consolidated with any other or separate suit, action or proceeding, (c) any claim that New York County or such District is an inconvenient forum and (d) any claim against Agent or any Lender for consequential, special or punitive damages respecting the Loan Documents.

              (c) No delay on the part of Agent or any Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, whether arising hereunder, under the Loan Agreement or under the Security Documents or otherwise, shall constitute a waiver thereof or affect any right hereunder or thereunder. No waiver of any of such rights and no modification, amendment or discharge of this Note shall be deemed to be made unless the same shall be in writing, duly signed by Agent and Borrower. Each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of Agent or any Lender or the obligations of Borrower hereunder in any other respect at any other time.

(d) BORROWER, AGENT AND EACH
LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY

LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO ACCEPT THIS NOTE AND MAKE THE LOAN AND FOR AGENT TO SERVE AS AGENT.

              22. Set-off. Borrower hereby grants to Agent and each Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations of Borrower to Agent and Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of FleetBoston Financial Corporation and its successors and assigns or in transit to any of them. At any time allowed by law without demand or notice (any such notice being expressly waived by Borrower), Agent and each Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower under the Loan Agreement, this Note or the Security Documents even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHTS OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

              23. Grid Note. Borrower authorizes Agent to record on SCHEDULE I annexed hereto the information with respect to the initial advance under this Note and any payments and prepayments of the Principal Amount made by Borrower and such notations shall be presumed to be correct and binding subject to rebuttal by Borrower only by clear and convincing evidence; provided, however, that the failure of Agent to make any such notation shall not limit or otherwise affect the obligation of Borrower to repay the Principal Amount nor alter or impair any of the other obligations of Borrower hereunder, under the Loan Agreement or under the Security Documents.

              24. Miscellaneous. (a) This Note may not be changed orally but only by an agreement in writing signed by the parties required by SECTION 9.02 of the Loan Agreement.

              (b) Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Borrower agrees to pay, in addition to the principal, premium, interest and other sums due and payable hereon, all costs of collection or attempting to collect this Note, including reasonable attorneys' fees and expenses.

              25. Limitation on Maker's Liability. The provisions of SECTION
6.16 of the Loan Agreement are hereby incorporated herein by reference.

              26. Amendment and Restatement of Original Note. This Note amends, restates and supersedes in its entirety that certain Secured Promissory Note dated September 26, 1996, as amended by a First Amendment of Loan Agreement and Note dated as of December 6, 1996 and a Third Amendment of Loan Agreement and Second Amendment of Note dated as of

September 25, 1998 (the "Original Note"). However, any interest which has accrued and is unpaid on the Original Note as of the date hereof shall be deemed to be evidenced by this Note and shall be due and payable on the earlier of November 1, 2000 and an Event of Default.

              27. Use of Proceeds. No portion of the proceeds of the Loan shall be used, in whole or in part, for the --------------- purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

              28. Replacement of Promissory Note. Upon receipt of an affidavit of Agent as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

              29. Pledge to Federal Reserve. Each Lender may at any time pledge or assign all or any portion of its rights under the Loan Documents (including this Note) to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release such pledging or assigning Lender from its obligations under any of the Loan Documents.

                  IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the day and year first above written.

                                       CORPORATE REALTY INCOME FUND I, L.P.

                                       By:
                                          --------------------------------------
                                          Robert F. Gossett, Jr.,
                                          General Partner

                                       By: 1345 REALTY CORPORATION,
                                           General Partner

                                       By:
                                          --------------------------------------
                                          Robert F. Gossett, Jr.,
                                          President

AGREED AND ACCEPTED:

FLEET NATIONAL BANK, as Agent and as Sole Lender

By:
   ---------------------------------------------
   Title:  Senior Vice President

                                   SCHEDULE I

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

                   SCHEDULE OF PRIME RATE AND LIBOR RATE LOANS
                    AND PAYMENTS OR CONVERSIONS OF PRINCIPAL
                    MADE PURSUANT TO THE AMENDED AND RESTATED
                  SECURED PROMISSORY NOTE OF EVEN DATE HEREWITH
                     BY CORPORATE REALTY INCOME FUND I, L.P.
                      AS BORROWER, TO FLEET NATIONAL BANK,
                  AS AGENT, FOR THE RATABLE BENEFIT OF LENDERS

                        Character of       Last Day of           Amount Paid -
                        Loan (Prime Rate   Interest Period,      Pre-paid or           Unpaid Principal      Notation
Date                    or LIBOR Rate      If Applicable         Converted             Balance               Made By
----                       ----------      ---------------       -----------           ----------------      -------
----------------------- ------------------ --------------------- --------------------- --------------------- --------------------

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